UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund

ANNUAL REPORT	SEPTEMBER 30, 2022

Investment Adviser: SouthernSun Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Port (Form N-Q for filings prior to March 31, 2020) within sixty days after period end. The Funds’ Form N-Q and Form N-Port reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1- 866-392-2626; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022 (UNAUDITED)

Shareholder Letter

Dear Fellow Shareholders,

Reality has a way of crashing down on projections and markets. One might think, looking back over the “settled” consensus of three years ago, that market volatility would never return, interest rates could and would remain negative, and all disruptive ideas and technologies would usher in a permanent life of leisure, health, prosperity, and happiness. Then, along comes reality – real life, not just platitudes or provocative headlines. Yet such utopian notions can be stubborn and some of us might rightly ask, what is utopia anyway? In contrast, the headlines increasingly present a very different, more dystopian view of current events. Volatility, inflation, military conflict, supply chain disruption, energy costs, labor challenges, spiraling debt, and aggressive central bank actions have a way of upsetting indulgent self-centered illusions.

Over the past decade, we have many times suggested there would likely be a period where the underpinnings of the marketplace might need to adjust to intermediate-to-longer-term realities. Case in point has been our dedication to the notion that non-earning businesses cannot operate at a loss in perpetuity. Actually, these types of businesses look more like non-profits in the sense that they continually rely on the goodwill and capital of patrons, and when patronage (free money) ends, so does the work. We have attempted to communicate our view that technologies/innovation must at some point prove valuable enough to be self-funding and thus “commercializable”. One of our concerns has been, and continues to be, around the pace and general shallowness of much of the technology developed over the past decade. Frankly, as has long been the history of technology, most new technology promises much more than it delivers. We can see this play out up and down the value chain, whether consumer or industrial facing. The app you thought would transform your life a few months ago is just one more app on your phone that is rarely used. Or the AI driven logistics system that would make inventory management seamless that, because it employed mechanistic learning, did not predict the far-reaching implications of a global pandemic and has left your business with the wrong products at the wrong place at the wrong time. The point is that, outside of the free-money bubble, much speculative technology is unnecessary and economically worthless. To be clear, lasting innovation is often heavily reliant on speculative innovation, but rarely does speculative technology run so far ahead as we have experienced in recent years. Policymakers and politicians in the US and elsewhere have much to do with overselling nirvana.

It should come as no surprise that we believe that our portfolio companies, all of whom have utilized innovative technologies to some extent, are well positioned to take advantage of the challenging environment we currently face. From a macro perspective

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022 (UNAUDITED)

we converse with current and prospective businesses with respect to three primary buckets – labor, supply chain, and energy. By and large the issues of labor and supply chain vary significantly. When considering labor, we query traditional variables such as skilled/unskilled, manual/automation, demographic shifts/mobility, and/or foreign/ domestic, etc. However, these days we also look at the level, training, and cultural implications of WFH which would not have historically been an important line of questioning in this area.

Regarding supply chain - sales, service, manufacturing, distribution, on-shore/offshore and transportation offer relevant lines of inquiry especially around company specific levels of technological adoption and integration. We believe the trickier one is and will likely continue to be, energy, not least because it continues to be the arena most overshadowed by politics and some of the issues we highlighted previously.

As we drop down to more controllable variables, we believe our focus on balance sheet, operational, and leadership quality has benefitted our performance in the marketplace and, over time, should provide meaningful returns on investment. It is no surprise that in an environment of rapidly rising interest rates, higher levels of debt impact not only the viability of a business but also competitiveness in the near, intermediate, and long-term. Businesses who have the capacity to invest in innovation (R&D), people and processes, and take advantage of significant dislocations within their core capabilities when their competitors cannot, are at a distinct advantage during and after significant economic adjustments. That is not to say that we believe stock prices will always reflect these advantages; rather quite the contrary, there are likely to be lengthy stretches of under and over pricing in the public market as market participants focus attention on a plethora of motivations.

It seems worth mentioning that we have caried a bit more cash in the portfolios recently. The primary reason for cash rising has been buy-out activity of several of our portfolio companies. As we have sought to be circumspect in our redeployment of that cash, the marketplace has continued to price both current and prospective businesses lower. Lower pricing does not always translate into improved valuations. With market conditions in flux and volatility finally an influence, we are keen to separate price swings from fundamental valuation drivers, and we must confess we are pleased, by and large, with most of our current holdings and the increasingly dynamic collection of prospective companies we have in various stages of due diligence.

Finally, it should go without saying but these days we believe it should not be taken as a given – that history and context matter. The fact that so many small-to-medium-sized traditional businesses went through a very challenging stretch during the industrial recession of 2015-16 is now, for some, a distinct advantage amid a more global correction. Companies who were forced to re-evaluate strategies, focus on security of

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022 (UNAUDITED)

supply, cost containment, and productivity, as well as choosing to integrate long term value-add technologies find that they are in a much more resilient position today than companies in sectors or industries that did not go through the pain of that uniquely difficult recession. Much like SouthernSun, we believe our portfolio businesses have the capacity to adapt whilst remaining steadfast to enduring principles of business and life.

FUND UPDATE

The SouthernSun Small Cap Fund (Class N) returned approximately -4.31% versus the Russell 2000®, which returned -23.50% and the Russell 2000® Value, which returned -17.69%, over the same period. The Fund has continued to outperform both indexes on a since inception basis. Please note that this Fund has multiple share classes.

The SouthernSun U.S. Equity Fund (Class N) returned approximately -4.15% versus the Russell 2500TM, which returned -21.11% and the Russell 2500™ Value, which returned -15.35% over the same period. Please note that this Fund has multiple share classes.

MGP Ingredients Inc. (MGPI), a leading provider of distilled spirits, branded spirits, and food ingredient solutions, was the leading contributor in the Small Cap Fund on an absolute basis over the trailing-twelve-months. Consolidated sales for the twelve months ending September 30, 2022 of $758M were 35% higher than the comparable period one year before. Gross profit of $243M was 36% higher for that time period relative to the year before. Customer demand for MGPI’s products is strong across segments. Furthermore, the company has announced several expansionary projects to help meet growing demand, including a new barrel warehouse in Williamstown, KY, as well as a facility expansion and new warehouse in Bardstown, KY, at Lux Row Distillers, acquired by MGPI in April of 2021. We believe that management has done an admirable job of diversifying the business away from commodity distilling into higher margin, consumer-oriented markets, and we believe the investments management is making now will position the business for continued growth in each of its three segments.

Murphy USA, Inc. (MUSA), a leading retailer of gasoline and convenience merchandise, was the leading contributor in the U.S. Equity Fund on an absolute basis over the trailing-twelve-months. In its second quarter earnings, MUSA reported strong results, as it continues to benefit from its position as a low cost, high volume retailer of fuel. Fuel margins in the convenience store industry have shifted higher in recent years, likely due to cost and volume pressures faced by marginal, independent retailers, who as a group comprise a large percentage of domestic fuel marketers.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022 (UNAUDITED)

Due to its advantaged locations on Walmart outparcels and its small footprint and low labor business model, MUSA disproportionately benefits from these higher fuel margins. Other data points including growing merchandise and food & beverage profits and margins continue to suggest MUSA is being run efficiently in our opinion. Management’s capital allocation remains focused largely on repurchasing shares with excess cash flow – since its spin-off in 2013, MUSA management has bought back over 50% of its shares outstanding as of September 30, 2022. We believe MUSA retains an advantaged competitive position in the convenience store industry, possesses solid long-term economics, and has a management team that continues to both run the business and allocate its cash flows effectively.

Thor Industries, Inc. (THO) was the leading detractor in both the Small Cap Fund and the U.S. Equity Fund on an absolute basis over the trailing-twelve-months. After a record setting fiscal 2021 year with sales of over 300,000 units and earnings of $11.85 per diluted share, THO delivered another record year in fiscal 2022 (ending July 31, 2022), with sales increasing 32%, and earnings per diluted share greater than $20. However, investor sentiment is weighing on the stock due to the risk of an economic downturn impacting demand for RVs, as well as the realization that THO production will drop now that a lot of the backlog has been delivered. We believe demand for the RV lifestyle will continue, and that Thor’s leading market position, financial flexibility, and management adaptability will help the company navigate the current economic environment.

In the SouthernSun Small Cap Fund, over the trailing one-year, we fully exited six names: Hill-Rom Holdings, Inc. (HRC), Terminix Global Holdings Inc (TMX), Traeger, Inc. (COOK), Koppers Holdings Inc. (KOP), Sanderson Farms, Inc. (SAFM), and CMC Materials, Inc. (CCMP). We initiated four new positions: Traeger, Inc. (COOK), Boston Beer Company, Inc. (SAM), U.S. Physical Therapy, Inc. (USPH), and Armstrong World Industries, Inc. (AWI).

In the SouthernSun U.S. Equity Fund, over the trailing one-year, we fully exited five names: Molina Healthcare, Inc. (MOH), First Horizon Corp. (FHN), Terminix Global Holdings Inc (TMX), LHC Group, Inc. (LHCG), and CMC Materials, Inc. (CCMP). We initiated four new positions Boston Beer Company, Inc. (SAM), LHC Group, Inc. (LHCG), Ingevity Corporation (NGVT), and Trex Company, Inc. (TREX).

Thank you for your trust in SouthernSun; we consider our commitment to excellence in every aspect of our firm a commitment to each and every client. We look forward to writing to you again in the new year.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022 (UNAUDITED)

As always,

Michael Cook	Phillip Cook
CEO and Co-Chief Investment Officer	Co-Chief Investment Officer and
SouthernSun Asset Management	Principal
SouthernSun Asset Management

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022 (UNAUDITED)

DEFINITION OF THE COMPARATIVE INDICES

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SMALL CAP FUND SEPTEMBER 30, 2022 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the SouthernSun Small Cap Fund, Class N Shares versus the Russell 2000® Index and Russell 2000® Value Index

Average Annual Total Return for the Year Ended September 30, 2022(1)

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Annualized Inception to Date
SouthernSun Small Cap Fund, Class N Shares	-4.31%	11.68%	5.05%	8.16%	9.51%
SouthernSun Small Cap Fund, Class I Shares †	-4.04%	11.98%	5.31%	8.43%	11.57%
Russell 2000® Index	-23.50%	4.29%	3.55%	8.55%	7.94%
Russell 2000® Value Index	-17.69%	4.72%	2.87%	7.94%	8.80%

(1) On February 16, 2021, the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun Small Cap Fund (the “Small Cap Fund”). Information presented prior to February 16, 2021 is that of the Small Cap Predecessor Fund. Inception date of the Small Cap Predecessor Fund’s Class N and Class I was October 1, 2003 and September 30, 2009, respectively.

† The graph is based on Class N Shares only. Performance for Class I Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS U.S. EQUITY FUND SEPTEMBER 30, 2022 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the SouthernSun U.S. Equity Fund, Class N Shares versus the Russell 2500® Index and Russell 2500® Value Index

Average Annual Total Return for the Year Ended September 30, 2022(1)

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Annualized Inception to Date

SouthernSun U.S. Equity Fund, Class N Shares	-4.15%	11.93%	4.87%	7.75%	7.47%

SouthernSun U.S. Equity Fund, Class I Shares †	-3.88%	12.21%	5.13%	8.01%	7.73%

Russell 2500® Index	-21.11%	5.36%	5.45%	9.58%	9.77%

Russell 2500® Value Index	-15.35%	4.52%	3.78%	8.41%	8.79%

(1) On February 16, 2021, the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”). Information presented prior to February 16, 2021 is that of the U.S. Equity Predecessor Fund. Inception date of the U.S. Equity Predecessor Fund was April 10, 2012.

† The graph is based on Class N Shares only. Performance for Class I Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 94.0%

	Shares		Value

CONSUMER DISCRETIONARY — 21.3%

Dorman Products *	160,877	$	13,211,219

Malibu Boats, Cl A *	184,194		8,839,470

Murphy USA	57,283		15,747,669

Polaris	140,349		13,424,382

Thor Industries	147,302		10,308,194

			61,530,934

CONSUMER STAPLES — 17.0%

Boston Beer, Cl A *	36,987		11,970,842

Darling Ingredients *	314,557		20,807,946

MGP Ingredients	153,373		16,282,078

			49,060,866

HEALTH CARE — 2.1%

US Physical Therapy	78,386		5,958,904

INDUSTRIALS — 39.1%

AGCO	125,497		12,069,046

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND SEPTEMBER 30, 2022

COMMON STOCK** — (continued)

	Shares		Value

INDUSTRIALS — (continued)

Armstrong World Industries	37,375	$	2,961,221

Brink’s	254,278		12,317,226

Clean Harbors *	61,596		6,774,328

Crane Holdings	162,132		14,193,035

Dycom Industries *	196,118		18,735,153

Enerpac Tool Group, Cl A	815,011		14,531,646

Timken	285,944		16,882,134

Univar Solutions *	626,444		14,245,337

			112,709,126

INFORMATION TECHNOLOGY — 4.1%

Belden	196,689		11,805,274

MATERIALS — 10.4%

Ingevity *	222,972		13,518,792

Stepan	174,989		16,391,220

			29,910,012

TOTAL COMMON STOCK (Cost $245,983,364)			270,975,116

TOTAL INVESTMENTS— 94.0% (Cost $245,983,364)		$	270,975,116

Percentages are based on Net Assets of $288,256,906.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND SEPTEMBER 30, 2022

Cl — Class

As of September 30, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 91.6%

	Shares	Value

CONSUMER DISCRETIONARY — 16.1%

Murphy USA	9,108	$2,503,880

Polaris	22,595	2,161,212

Thor Industries	25,383	1,776,303

		6,441,395

CONSUMER STAPLES — 12.7%

Boston Beer, Cl A *	6,833	2,211,500

Darling Ingredients *	43,346	2,867,338

		5,078,838

INDUSTRIALS — 49.0%

AGCO	17,244	1,658,355

Armstrong World Industries	22,655	1,794,956

Brink’s	36,233	1,755,127

Clean Harbors *	9,298	1,022,594

Crane Holdings	22,350	1,956,519

Dycom Industries *	26,933	2,572,909

IDEX	7,552	1,509,267

Timken	39,801	2,349,851

Trex *	20,973	921,554

Univar Solutions *	85,025	1,933,468

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND SEPTEMBER 30, 2022

COMMON STOCK** — (continued)

	Shares	Value

INDUSTRIALS — (continued)

Watsco	8,132	$2,093,665

		19,568,265

INFORMATION TECHNOLOGY — 7.4%

Broadridge Financial Solutions	14,034	2,025,387

Western Union	70,415	950,603

		2,975,990

MATERIALS — 6.4%

Ingevity *	20,157	1,222,119

Westrock	43,170	1,333,521

		2,555,640

TOTAL COMMON STOCK (Cost $30,508,290)		36,620,128

TOTAL INVESTMENTS— 91.6% (Cost $30,508,290)		$36,620,128

Percentages are based on Net Assets of $39,964,922.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

As of September 30, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	SouthernSun Small Cap Fund	SouthernSun U.S. Equity Fund

Assets:
Investments, at Value (Cost $245,983,364 and $30,508,290)	$270,975,116	$36,620,128
Cash	20,119,831	2,727,313
Receivable for Capital Shares Sold	650,216	589,620
Dividend and Interest Receivable	40,080	12,535
Receivable for Investment Securities Sold	–	195,079
Receivable from Distributor	16,644	–
Other Prepaid Expenses	15,663	11,830

Total Assets	291,817,550	40,156,505

Liabilities:
Payable for Capital Shares Redeemed	1,954,871	58,504
Payable for Investment Securities Purchased	1,273,817	54,165
Payable to Investment Adviser	192,314	14,532
Payable to Administrator	24,752	3,415
Payable for Audit Fees	51,975	7,225
Distribution Fees Payable, Class N Shares	9,313	1,067
Chief Compliance Officer Fees	4,291	596
Payable to Trustees	257	36
Payable for Shareholder Servicing Fees	–	24,099
Other Accrued Expenses and Other Payables	49,054	27,944

Total Liabilities	3,560,644	191,583

Net Assets	$288,256,906	$39,964,922

Net Assets Consist of:
Paid-in Capital	$237,722,161	$28,114,136
Total Distributable Earnings	50,534,745	11,850,786

Net Assets	$288,256,906	$39,964,922

Class N Shares:
Net Assets	$34,618,583	$3,527,920
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,301,346	245,555

Net Asset Value, Offering and Redemption Price Per Share	$26.60	$14.37

Class I Shares:
Net Assets	$253,638,323	$36,437,002
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	9,288,848	2,545,200

Net Asset Value, Offering and Redemption Price Per Share	$27.31	$14.32

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS FOR THE YEAR ENDED SEPTEMBER 30, 2022

STATEMENTS OF OPERATIONS

	SouthernSun Small Cap Fund	SouthernSun U.S. Equity Fund

Investment Income:
Dividends	$2,574,152	$609,815
Interest	138,129	19,802
Less: Foreign Taxes Withheld	(2,927)	(792)

Total Investment Income	2,709,354	628,825

Expenses:
Investment Advisory Fees	2,334,245	344,604
Administration Fees	301,101	44,455
Shareholder Servicing Fees	306,499	40,650
Distribution Fees, Class N Shares	98,583	11,530
Audit Fees	68,809	13,591
Legal Fees	62,583	9,504
Transfer Agent Fees	60,997	45,953
Registration and Filing Fees	58,129	49,134
Printing Fees	55,553	8,700
Trustees’ Fees	23,734	3,594
Chief Compliance Officer Fees	13,420	4,984
Custodian Fees	2,429	996
Other Expenses	25,847	7,148

Total Expenses	3,411,929	584,843

Less:
Waiver of Investment Advisory Fees	(51,341)	(73,880)

Net Expenses	3,360,588	510,963

Net Investment Income (Loss)	(651,234)	117,862

Net Realized Gain (Loss) on:
Investments	30,811,184	7,120,442

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(42,747,382)	(8,712,561)

Net Realized and Unrealized Loss	(11,936,198)	(1,592,119)

Net Decrease in Net Assets Resulting from Operations	$(12,587,432)	$(1,474,257)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021(1)

Operations:
Net Investment Income (Loss)	$(651,234)	$730,093
Net Realized Gain (Loss)	30,811,184	29,488,537
Net Change in Unrealized Appreciation (Depreciation)	(42,747,382)	53,736,514

Net Increase (Decrease) in Net Assets Resulting From Operations	(12,587,432)	83,955,144

Distributions:
Class N Shares	(4,430,575)	(91,798)
Class I Shares	(29,174,062)	(549,072)

Total Distributions	(33,604,637)	(640,870)

Capital Share Transactions:

Class N Shares
Issued	1,936,923	2,546,280
Reinvestment of Distributions	4,367,161	90,612
Redeemed	(6,978,946)	(7,862,375)

Net Class N Shares Transactions	(674,862)	(5,225,483)

Class I Shares
Issued	61,794,126	73,914,224
Reinvestment of Distributions	27,769,404	518,526
Redeemed	(51,248,342)	(23,620,021)

Net Class I Shares Transactions	38,315,188	50,812,729

Net Increase in Net Assets From Capital Share Transactions	37,640,326	45,587,246

Total Increase (Decrease) in Net Assets	(8,551,743)	128,901,520

Net Assets:
Beginning of Year	296,808,649	167,907,129

End of Year	$288,256,906	$296,808,649

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021(1)

Shares Transactions:

Class N Shares
Issued	66,641	92,693
Reinvestment of Distributions	151,827	3,344
Redeemed	(238,416)	(268,325)

Total Class N Shares Transactions	(19,948)	(172,288)

Class I Shares
Issued	2,062,156	2,516,347
Reinvestment of Distributions	939,625	18,740
Redeemed	(1,739,780)	(771,945)

Total Class I Shares Transactions	1,262,001	1,763,142

Net Increase in Shares Outstanding From Share Transactions	1,242,053	1,590,854

(1)

On February 16, 2021, the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun Small Cap Fund (the “Small Cap Fund”). Information presented prior to February 16, 2021 is that of the Small Cap Predecessor Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021(1)

Operations:
Net Investment Income	$117,862	$352,097
Net Realized Gain (Loss)	7,120,442	7,239,369
Net Change in Unrealized Appreciation (Depreciation)	(8,712,561)	8,887,691

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,474,257)	16,479,157

Distributions:
Class N Shares	(648,937)	(19,817)
Class I Shares	(5,631,422)	(249,076)

Total Distributions	(6,280,359)	(268,893)

Capital Share Transactions:

Class N Shares
Issued	88,729	178,202
Reinvestment of Distributions	640,109	19,520
Redeemed	(1,427,055)	(1,669,492)

Net Class N Shares Transactions	(698,217)	(1,471,770)

Class I Shares
Issued	2,805,099	3,389,192
Reinvestment of Distributions	5,427,345	237,437
Redeemed	(7,528,913)	(9,910,805)

Net Class I Shares Transactions	703,531	(6,284,176)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	5,314	(7,755,946)

Total Increase (Decrease) in Net Assets	(7,749,302)	8,454,318

Net Assets:
Beginning of Year	47,714,224	39,259,906

End of Year	$39,964,922	$47,714,224

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021(1)

Shares Transactions:

Class N Shares
Issued	5,552	10,376
Reinvestment of Distributions	41,223	1,320
Redeemed	(91,760)	(104,205)

Total Class N Shares Transactions	(44,985)	(92,509)

Class I Shares
Issued	180,619	200,286
Reinvestment of Distributions	350,490	16,141
Redeemed	(480,728)	(625,776)

Total Class I Shares Transactions	50,381	(409,349)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	5,396	(501,858)

(1)

On February 16, 2021, the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”). Information presented prior to February 16, 2021 is that of the U.S. Equity Predecessor Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class N Shares

	Year Ended September 30, 2022	Year Ended September 30, 2021^	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018

Net Asset Value, Beginning of Year	$31.13	$21.28	$22.59	$25.59	$25.79

Income (Loss) from Investment Operations:
Net Investment Income (Loss)*	(0.13)	0.01	(0.01)(1)	0.00(1)(2)	(0.05)(1)
Net Realized and Unrealized Gain (Loss)	(0.96)	9.90	(0.02)	(2.10)	(0.15)

Total from Investment Operations	(1.09)	9.91	(0.03)	(2.10)	(0.20)

Dividends and Distributions:
Net Investment Income	(0.01)	—	(0.01)	—	—
Net Realized Gains	(3.43)	(0.06)	(1.27)	(0.90)	—

Total Dividends and Distributions	(3.44)	(0.06)	(1.28)	(0.90)	—

Net Asset Value, End of Year	$26.60	$31.13	$21.28	$22.59	$25.59

Total Return	(4.31)%†	46.63%†	(0.72)%(1)(3)	(7.46)%(1)(3)	(0.78)%(1)(3)

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$34,619	$41,132	$31,784	$40,279	$60,916
Ratio of Net Expenses to Average Net Assets	1.30%	1.25%	1.25%	1.24%(4)	1.21%(4)
Ratio of Gross Expenses to Average Net Assets(5)	1.31%	1.30%	1.25%	1.24%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%	0.05%	(0.05)%(1)	0.02%(1)	(0.20)%(1)
Portfolio Turnover Rate	37%	45%	25%	29%	20%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun Small Cap Fund (the “Small Cap Fund”). Information presented prior to February 16, 2021 is that of the Small Cap Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	Less than $0.005 per share.
(3)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(4)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended 2019 and 2018, respectively.
(5)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class I Shares

	Year Ended September 30, 2022	Year Ended September 30, 2021^	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018

Net Asset Value, Beginning of Year	$31.85	$21.73	$23.04	$26.02	$26.16

Income (Loss) from Investment Operations:
Net Investment Income (Loss)*	(0.05)	0.10	0.04(1)	0.06(1)	0.01(1)
Net Realized and Unrealized Gain (Loss)	(0.98)	10.10	(0.01)	(2.14)	(0.15)

Total from Investment Operations	(1.03)	10.20	0.03	(2.08)	(0.14)

Dividends and Distributions:
Net Investment Income	(0.08)	(0.02)	(0.07)	—	—
Net Realized Gains	(3.43)	(0.06)	(1.27)	(0.90)	—

Total Dividends and Distributions	(3.51)	(0.08)	(1.34)	(0.90)	—

Net Asset Value, End of Year	$27.31	$31.85	$21.73	$23.04	$26.02

Total Return	(4.04)%†	47.00%†	(0.45)%(1)(2)	(7.25)%(1)(2)	(0.54)%(1)(2)

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$253,638	$255,677	$136,123	$104,143	$173,188

Ratio of Net Expenses to Average Net Assets	1.05%	1.00%	1.00%	0.99%(3)	0.96%(3)

Ratio of Gross Expenses to Average Net Assets(4)	1.06%	1.04%	1.00%	0.99%	0.96%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%	0.31%	0.20%(1)	0.27%(1)	0.05%(1)

Portfolio Turnover Rate	37%	45%	25%	29%	20%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun Small Cap Fund (the “Small Cap Fund”). Information presented prior to February 16, 2021 is that of the Small Cap Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(3)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended 2019 and 2018, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(4)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class N Shares

	Year Ended September 30, 2022	Year Ended September 30, 2021^	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value, Beginning of Year	$17.18	$11.98	$11.90	$14.40	$14.09

Income (Loss) from Investment Operations:
Net Investment Income*	0.01	0.09	0.07(1)	0.07(1)	0.02(1)
Net Realized and Unrealized Gain (Loss)	(0.56)	5.17	0.14	(1.85)	0.29

Total from Investment Operations	(0.55)	5.26	0.21	(1.78)	0.31

Dividends and Distributions:
Net Investment Income	(0.08)	(0.06)	(0.13)	(0.05)	(0.00)(2)
Net Realized Gains	(2.18)	—	—	(0.67)	—

Total Dividends and Distributions	(2.26)	(0.06)	(0.13)	(0.72)	(0.00)(2)

Net Asset Value, End of Year	$14.37	$17.18	$11.98	$11.90	$14.40

Total Return	(4.15)% †	43.95%†	1.64%(1)(3)	(11.50)%(1)(3)	2.22%(1)(3)

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$3,528	$4,991	$4,588	$7,206	$8,516
Ratio of Net Expenses to Average Net Assets	1.34%	1.33%	1.32%(4)	1.19%(4)	1.19%(4)
Ratio of Gross Expenses to Average Net Assets(5)	1.50%	1.49%	1.37%	1.25%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.03%	0.52%	0.60%(1)	0.58%(1)	0.17%(1)
Portfolio Turnover Rate	27%	36%	11%	18%	46%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) was reorganized into the Advisors’ Inner Circle III SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”). Information presented prior to February 16, 2021 is that of the U.S. Equity Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	Less than $(0.005) per share.
(3)	The total return is calculated using the published Net Asset Value as of fiscal year end.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

(4)	Includes reduction from broker recapture amounting to 0.02%, 0.06%, and 0.01%, for the fiscal years ended 2020, 2019, and 2018, respectively.
(5)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Year

	Class I Shares

	Year Ended September 30, 2022	Year Ended September 30, 2021^	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value, Beginning of Year	$17.12	$11.94	$11.86	$14.44	$14.14

Income (Loss) from Investment Operations:
Net Investment Income*	0.04	0.12	0.10(1)	0.10(1)	0.06(1)
Net Realized and Unrealized Gain (Loss)	(0.54)	5.15	0.13	(1.87)	0.29

Total from Investment Operations	(0.50)	5.27	0.23	(1.77)	0.35

Dividends and Distributions:
Net Investment Income	(0.12)	(0.09)	(0.15)	(0.14)	(0.05)
Net Realized Gains	(2.18)	—	—	(0.67)	—

Total Dividends and Distributions	(2.30)	(0.09)	(0.15)	(0.81)	(0.05)

Net Asset Value, End of Year	$14.32	$17.12	$11.94	$11.86	$14.44

Total Return	(3.88)%†	44.29%†	1.86%(1)(2)	(11.27)%(1)(2)	2.46%(1)(2)

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$36,437	$42,723	$34,672	$79,813	$273,774
Ratio of Net Expenses to Average Net Assets	1.09%	1.08%	1.07%(3)	0.94%(3)	0.94%(3)
Ratio of Gross Expenses to Average Net Assets(4)	1.25%	1.24%	1.12%	1.00%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.28%	0.76%	0.85%(1)	0.81%(1)	0.42%(1)
Portfolio Turnover Rate	27%	36%	11%	18%	46%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
*	Per share calculations were performed using average shares for the period.
^

On February 16, 2021, the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”). Information presented prior to February 16, 2021 is that of the U.S. Equity Predecessor Fund.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
(2)	The total return is calculated using the published Net Asset Value as of fiscal year end.
(3)	Includes reduction from broker recapture amounting to 0.02%, 0.06%, and 0.01%, for the fiscal years ended 2020, 2019, and 2018, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS

(4)

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the SouthernSun Small Cap Fund (the “Small Cap Fund”) and the SouthernSun U.S. Equity Fund (the “U.S. Equity Fund”) (collectively, the “Funds”). The investment objective of each of the Funds is to seek to provide long-term capital appreciation. The Funds are classified as a non-diversified investment company. SouthernSun Asset Management, LLC (the “Adviser”) serves as each Funds’ investment adviser. The Funds currently offer Class N and Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Each Fund offers different classes of shares. Each Fund offers Class N and Class I Shares. Effective May 31, 2019, U.S. Equity Fund Class C Shares were converted to Class N Shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Small Cap Fund and the U.S. Equity Fund operated as AMG SouthernSun Small Cap Fund (the “Small Cap Predecessor Fund”) and the AMG SouthernSun U.S. Equity Fund (the “U.S. Equity Predecessor Fund”) and, together with the Small Cap Predecessor Fund (the “Predecessor Funds”). On January 28, 2021, the shareholders of the Predecessor Funds approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds on February 16, 2021 in a tax-free transaction. Each Fund has the same objective and substantially similar investment strategies as those of its Predecessor Fund. The Funds had no operations prior to the Reorganization. The financial statements and financial highlights reflect the financial information of the Predecessor Funds for periods prior to February 16, 2021.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis from settlement date. Certain dividends and expenses from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on basis of relative daily net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If a shareholder owns Fund shares on a Fund’s record date, the shareholder will be entitled to receive the distribution.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2022, Small Cap Fund and U.S. Equity Fund paid $301,101 and $44,455 for these services, respectively.

The Funds have adopted the Distribution Plan (the “Plan”) for the Class N Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average daily net assets attributable to Class N Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

The Funds have adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of both Class N Shares and Class I Shares of the Funds will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. These fees are disclosed on the Statements of Operations as Shareholder Servicing Fees. For the year ended September 30, 2022, the Small Cap Fund and the U.S. Equity Fund paid $306,499 and $40,650 for these services, respectively.

Brown Brother Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. For the year ended September 30, 2022, the Small Cap Fund and the U.S. Equity Fund paid $2,429 and $996 for these services, respectively.

Apex serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. For the year ended September 30, 2022, the Small Cap Fund and the U.S. Equity Fund paid $60,997 and $45,953 for these services, respectively.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Small Cap Fund and the U.S. Equity Fund at a fee calculated at an annual rate of 0.75% of each Fund’s average daily net assets.

For each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Funds’ total annual Fund operating expenses (excluding distribution and/or service (12b-1) fees, interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

are purchased and sold by the Fund, dividend and interest expenses on securities sold short, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) for Class N and Class I Shares from exceeding certain levels as set forth below until January 31, 2023. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023. In addition, the Advisor may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Accordingly, the contractual expense limitations for the Small Cap Fund and U.S. Equity Fund are 1.25% and 1.09%, respectively. Prior to January 31, 2022, the contractual expense limitation for Small Cap Fund was 1.01%.

At September 30, 2022, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	Expiring 2024	Expiring 2025

Small Cap Fund	$ 114,761	$ 51,614

U.S. Equity Fund	41,266	74,016

6. Investment Transactions:

For the year ended September 30, 2022, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments, were as follows:

	Small Cap Fund	U.S. Equity Fund

Purchases

U.S. Government	$—	$—

Other	108,043,441	11,511,669

Sales

U.S. Government	$—	$—

Other	110,470,459	18,483,730

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to operating losses have been reclassified within the components of net assets for the year ended September 30, 2022:

	Total Distributable Earnings	Paid-in Capital
Small Cap Fund	$212,891	$(212,891)

These reclassifications had no impact on the net assets or net values of the Fund.

During the year ended September 30, 2022 for the U.S. Equity Fund, there were no permanent differences changed or credited to distributable earnings or paid-in-capital.

The tax character of dividends and distributions declared during the years ended September 30, 2022 and September 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Fund
2022	$3,637,510	$29,967,127	$33,604,637
2021	110,093	530,777	640,870
U.S. Equity Fund
2022	346,375	5,933,984	6,280,359

2021	268,893	—	268,893

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Small Cap Fund	U.S. Equity Fund

Undistributed Ordinary Income	$—	$626,526

Undistributed Long-Term Capital Gains	27,812,829	5,559,830

CY Late-Year Loss Deferral	(438,343)	—

Unrealized Appreciation	23,160,207	5,664,427

Other Temporary Differences	52	3

Net Distributable Earnings	$50,534,745	$11,850,786

Qualified late-year loss deferral represents ordinary (including specified gain/(loss) items) losses realized from January 1, 2022 through September 30, 2022, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having risen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for investments held by Funds at September 30, 2022, were as follows:

	Federal Tax Cost*	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

Small Cap Fund	$247,814,909	$39,749,561	$(16,589,354)	$23,160,207

U.S. Equity Fund	30,955,701	8,055,089	(2,390,662)	5,664,427

* Federal tax cost is different from book cost primarily due to deferral of wash sale losses.

8. Concentration of Risks:

As with all mutual funds, a shareholder in each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability to meet its investment objective.

FOCUSED INVESTMENT RISK (Small Cap Fund and U.S. Equity Fund) — A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

FOREIGN COMPANY RISK (Small Cap Fund) — Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

LIQUIDITY RISK (Small Cap Fund and U.S. Equity Fund) — Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK (Small Cap Fund and U.S. Equity Fund) — The market price of securities and other investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

MANAGEMENT RISK (Small Cap Fund and U.S. Equity Fund) — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

SMALL-CAPITALIZATION COMPANIES RISK (Small Cap Fund and U.S. Equity Fund) —The risk that small-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. Small-capitalization stocks may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANIES RISK (U.S. Equity Fund) — The risk that mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. Mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

NON-DIVERSIFIED FUND RISK (Small Cap Fund and U.S. Equity Fund) — The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

SECTOR EMPHASIS RISK (Small Cap Fund and U.S. Equity Fund) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

INDUSTRIAL SECTORS RISK (Small Cap Fund and U.S. Equity Fund) — A Fund that focuses in the industrials sector may be subject to greater risks than a portfolio without such a focus. The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. A Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/ or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

VALUE STYLE RISK (Small Cap Fund and U.S. Equity Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

9. Concentration of Shareholders:

At September 30, 2022, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership

Small Cap Fund, Class N Shares	2	73%

Small Cap Fund, Class I Shares	2	82%

U.S. Equity Fund, Class N Shares	3	63%

U.S. Equity Fund, Class I Shares	4	60%

10. Other:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2023 or it may be delayed until a later date (the “Closing Date”). In addition, there is an increasing potential that the Transaction may be cancelled altogether. Assuming the Transaction is consummated, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the Closing Date.

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022, and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 29, 2022

We have served as the auditor of one or more investment companies in SouthernSun Asset Management LLC or its predecessor since 2014.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7045 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

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THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3] [4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3 Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-392-2626. The following chart lists Trustees and Officers as of September 30, 2022.

Other Directorships Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017)	Attorney, SEI Investments, since 2017.

	Secretary (since 2020)	Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3 Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Other Directorships Held in the Past Five Years2

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2022 to September 30, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses Paid
	4/01/22	9/30/22	Expense Ratios	During Period*

Small Cap Fund - Class N Shares

Actual Fund Return	$1,000.00	$916.00	1.30%	$ 6.24

Hypothetical 5% Return	1,000.00	1,018.55	1.30	6.58

Small Cap Fund - Class I Shares

Actual Fund Return	$1,000.00	$917.40	1.05%	$ 5.05

Hypothetical 5% Return	1,000.00	1,019.80	1.05	5.32

U.S. Equity Fund - Class N Shares

Actual Fund Return	$1,000.00	$891.40	1.34%	$ 6.35

Hypothetical 5% Return	1,000.00	1,018.35	1.34	6.78

U.S. Equity Fund - Class I Shares

Actual Fund Return	$1,000.00	$892.10	1.09%	$ 5.17

Hypothetical 5% Return	1,000.00	1,019.60	1.09	5.52

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 14-15, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fee to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a September 30, 2022 tax year end, this notice is for informational purposes only. For shareholders with a September 30 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2022, the Funds are designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gains Distribution	Ordinary Income Distribution	Total Distribution	Dividends Qualifying for Corporate Dividends Received Deduction(1)

Small Cap Fund	89.18%	10.82%	100.00%	54.17%

U.S. Equity Fund	94.48%	5.52%	100.00%	99.43%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)

Small Cap Fund	54.17%	0.00%	0.00%	100.00%

U.S. Equity Fund	99.43%	0.00%	0.14%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

THE ADVISORS’ INNER CIRCLE FUND III	SOUTHERNSUN FUNDS SEPTEMBER 30, 2022

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

SouthernSun Funds

P.O. Box 588

Portland, ME 04112

1- 866-392-2626

Investment Adviser:

SouthernSun Asset Management, LLC

240 Madison Avenue, Suite 800

Memphis, TN 38103

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

SAM-AR-001-0200

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022					FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$682,615		None	None		$730,515	None	$11,990
(b)	Audit-Related Fees	None		None	None		$4,000	None	None
(c)	Tax Fees	$88,500	(4)	None	$57,000	(2)	None	None	$90,000	(2)
(d)	All Other Fees	None		None	None		None	None	$1,473

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022				FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$133,360		None	None	$48,940		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$6,650	(3)	None	None	$2,660	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2022			FYE September 30, 2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $57,000 and $91,473 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $6,650 and $2,660 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: December 9, 2022